Exhibit 10.50

EXECUTION

AMENDMENT NUMBER FIVE

to the

MASTER REPURCHASE AGREEMENT

Dated as of June 26, 2012,

by and between

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER FIVE (this “Amendment Number Five”) is made this 5th day of February, 2014 (the “Effective Date”), by and between PENNYMAC LOAN SERVICES, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of June 26, 2012, by and between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to modify certain covenants, representations and warranties under the Agreement and as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments.  Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a)                                                         Section 2 of the Agreement is hereby amended by deleting the definition of “Loan Schedule” in its entirety and replacing it with the following (bold for emphasis):

“Loan Schedule” shall mean a hard copy or electronic format incorporating the fields identified on Exhibit G, which shall include with respect to each Loan to be included in a Transaction without limitation: (i) the Loan number, (ii) the Mortgagor’s name, (iii) the original principal amount of the Loan, (iv) the current principal balance of the Loan, (v) the name of any Subservicer (if applicable)  subservicing such Loan, and (vi) any other information required by Buyer and any other additional information to be provided pursuant to the Custodial Agreement.

(b)                                                         Schedule 4 of the Agreement is hereby amended replacing the Schedule in its entirety with Schedule 1 attached hereto.

SECTION 2.                            Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Five (including

Amendment Number Five to Master Repurchase Agreement PLS-Agency

all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3.                            Representations.  Seller hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4.                            Binding Effect; Governing Law.  This Amendment Number Five shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5.                            Counterparts.  This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the Effective Date.

PENNYMAC LOAN SERVICES, LLC,
(Seller)
		By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Executive Vice President and Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)
		By:	/s/ Peter D. Steinmetz
		Name:	Peter D. Steinmetz
		Title:	Vice President, Citibank, N.A.

Acknowledged:
PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC
By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President and Treasurer

SCHEDULE I

SCHEDULE 4

Relevant States

All fifty (50) U.S. States except for the following:

Massachusetts